UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2012

MUSCLEPHARM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53166	77-0664193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of Principal Executive Offices)

(303) 396-6100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

EXPLANATORY NOTE

On May 14, 2012, MusclePharm Corporation (the “Company”) filed a current report on Form 8-K (the “Current Report”) to disclose non-reliance on previously issued financial statements. This amendment to the Current Report is being furnished to provide further disclosure related to the restatement of financial statements for an additional period, the year ended December 31, 2010.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 14, 2012, the Company’s independent registered public accounting firm and the Company’s board of directors (the “Board”) determined, after consultation with Company management, that the following financial statements contained misstatements: (i) the Company’s audited financial statements for the year ended December 31, 2011, filed in an annual report on Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”) on April 16, 2012; (ii) the Company’s unaudited financial statements for the period ended September 30, 2011, filed in a quarterly report on Form 10-Q with the SEC on November 14, 2011; (iii) the Company’s unaudited financial statements for the period ended June 30, 2011, filed in a quarterly report on Form 10-Q with the SEC on August 16, 2012; and (iv) the Company’s unaudited financial statements for the period ended March 31, 2011, filed in a quarterly report on Form 10-Q with the SEC on May 24, 2012. In addition, on June 16, 2012, the Company’s independent public accounting firm and the Board determined that the Company’s audited financial statements for the year ended December 31, 2010, filed in an annual report on Form 10-K with the SEC on April 1, 2011, contained the same misstatements as noted on the other filings aforementioned. The foregoing financial statements contained material misstatements pertaining to the Company’s calculation of net sales and presentation of general and administrative expenses. The Company has determined that advertising related credits that were granted to customers fell within the guidance of ASC No. 605-50-55 (“Revenue Recognition” – Customer Payments and Incentives – Implementation Guidance and Illustrations).

The guidance indicates that, absent evidence of benefit to the vendor, appropriate treatment requires netting these types of payments against revenues and not expensing as advertising expense. The Company also noted other credits and discounts that, upon further review, had been previously classified as advertising expense as a component of general and administrative expense that require a reallocation of presentation as amounts to be netted against revenues. The Company’s net loss will not be affected by this reallocation in the statement of operations.

The Company reviewed its accounting policies and procedures beginning in early May, 2012, and determined that for all periods referenced above, the presentation of the statement of operations will need to be restated for these reallocations and therefore should not be relied upon.

The Board has discussed the foregoing matters with the Company’s independent registered public accounting firm and has authorized and directed the officers of the Company to file restated audited financial statements for the years ended December 31, 2010 and December 31, 2011, and its unaudited financial statements for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, respectively, by filing amendments on July 2, 2012. Such amended financial statements were filed with the SEC on July 2, 2012.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Dated: July 6, 2012
	By:	/s/ Brad J. Pyatt

Brad J. Pyatt, Chief Executive Officer